UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22014

Pioneer Diversified High Income Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617)
742-7825
Date of fiscal year end: April 30, 2024
Date of reporting period: May 1, 2023 through October 31, 2023

Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1). The
Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer Diversified High Income Fund, Inc.
Semiannual Report  |  October 31, 2023

Ticker Symbol: HNW

visit us: www.amundi.com/us

Pioneer Diversified High Income Fund, Inc. |
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10/31/23

President’s Letter
Dear Stockholders,
On February 13, 2023, Amundi US celebrated the 95
th
anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as stockholders, we have many options. It is our view that active management can serve stockholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

Pioneer Diversified High Income Fund, Inc. |
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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2023
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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10/31/23

Portfolio Management Discussion  |  10/31/23
In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Fund, Inc. during the six-month period ended October 31, 2023. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi US, Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Fixed-Income Solutions, and a portfolio manager at Amundi US, and Mr. Zeno, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended October 31, 2023?
A	Pioneer Diversified High Income Fund, Inc. returned 3.62% at net asset value (NAV) and 4.47% at market price during the six-month period ended October 31, 2023. During the same six-month period, the Fund’s composite benchmark returned 2.18% at NAV. The Fund’s composite benchmark is based on equal weights of the ICE Bank of America (ICE BofA) Global High Yield and Crossover Country Corporate and Government Index and the Morningstar/Loan Syndications & Trading Association (Morningstar/LSTA) Leveraged Loan Index.
Individually, during the six-month period ended October 31, 2023, the ICE BofA Global High Yield and Crossover Country Corporate and Government Index returned -1.16%, and the Morningstar/LSTA Leveraged Loan Index returned 5.59%. Unlike the Fund, the composite benchmark and its component indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 41 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was 1.09%, while the same closed end fund Morningstar category’s average return at market price was -0.27%.
The shares of the Fund were selling at a 13.88% discount to NAV on October 31, 2023. Comparatively, the shares of the Fund were selling at a 14.58% discount to NAV on April 30, 2023.

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As of October 31, 2023, the 30-day SEC yield on the Fund’s shares was 10.79%*.
Q	How would you describe the investment environment in the global fixed-income markets during the six-month period ended October 31, 2023?
A	After increasing the target range for the federal funds rate by 475 basis points (bps) between March 2022 and April 2023, the US Federal Reserve System (“Fed”) enacted additional 25 bps increases to the federal funds rate target range at its meetings in May and July of 2023. (A basis point is equal to 1/100th of a percentage point.) In addition, the Fed signaled its determination to maintain a tighter monetary policy until inflation reaches its 2% target. Against that messaging backdrop, an uptick in inflation data late in the six-month period, along with a spike in oil prices, led the markets to begin factoring in a “higher for longer” scenario by the Fed with respect to interest rates. By the end of October 2023, investors’ expectations as reflected in the interest-rate futures market were that the process of reducing interest rates would not begin until late 2024.
Through September and October, driven by the Fed’s higher-for-longer messaging as well as increasing concerns about both higher US Treasury issuance and the US budget deficit, most asset classes sold off as US bond yields rose notably. To illustrate, the yield on the 10-year Treasury finished the period at 4.93% versus 3.44% six months earlier.
Returns for high-yield corporate bonds were essentially flat for the six-month period, but the asset class still fared better than the more interest rate-sensitive investment-grade corporate bonds. Returns for floating-rate bank loans were well into positive territory for the period, benefiting from the outlook for rising interest rates. Securitized assets in aggregate finished the period notably lower in price, primarily due to the negative performance of residential mortgage-backed securities (RMBS), as the outlook for an extended period of higher interest rates (and corresponding higher mortgage rates) weighed on the segment.
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.
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Q	What factors affected the Fund’s benchmark-relative performance during the six-month period ended October 31, 2023?
A	Within the portfolio’s allocation to high-yield corporate bonds, a tilt toward lower-quality securities aided the Fund's benchmark-relative performance, as non-rated issues and issues in the “CCC” ratings category outperformed higher-rated “BB” issues, to which the Fund was underweight. At the sector allocation level, the Fund’s positioning in the health care, energy, basic industry, leisure, and consumer goods sectors contributed positively to benchmark-relative returns, while positioning within the transportation sector was the only material detractor from relative results within high yield.
The portfolio’s non-benchmark holdings of securitized assets are primarily comprised of commercial mortgage-backed securities (CMBS), but also include collateralized loan obligations (CLOs) and credit-risk-transfer securities within the RMBS segment. In order of magnitude, the CMBS allocation broadly comprises single asset/single borrower issues, Freddie Mac issued non-guaranteed deals, and traditional conduit deals (diverse, fixed-rate pools). The portfolio’s securitized holdings, overall, made a positive contribution to the Fund’s benchmark-relative returns for the six-month period, with RMBS leading the way. It is important to note that credit-risk-transfer securities, which make up virtually all the Fund’s RMBS exposure, performed much better during the period than the other types of RMBS that account for the vast majority of outstanding RMBS in the market. (Credit-risk-transfer securities transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities – Fannie Mae and Freddie Mac – to the private sector.)
Elsewhere within the securitized sectors, the Fund’s CLO and ABS (asset-backed securities) exposures generated solid returns for the six-month period. The allocation to CMBS also had a positive return and outperformed the broader CMBS segment, but did act as a modest drag on the Fund’s relative results. We slightly decreased the Fund’s exposure to securitized assets over the course of the six-month period.

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The portfolio’s bank-loan allocation continued to benefit from rising interest rates during the period and aided the Fund’s benchmark-relative performance. Economic fundamentals for the loan sector have remained in check, with the percentage of defaults by issuer remaining below the long-term average of slightly under 3% as of period-end. The portfolio’s bank-loan holdings outperformed the broader loan market for the period, primarily due to a rally in lower-quality positions. Individual loans that performed well for the Fund during the period included TeamHealth, as the physician staffing firm resolved a near-term refinancing issue, and Patagonia, which has continued to benefit from increased telecommunications buildout activity in Latin America. Those positives offset performance weakness from loan positions in US Renal, which restructured its loan due to dialysis-related revenue losses incurred during the pandemic, and in kitchen products company Instant Brands, which experienced a liquidity squeeze driven by the culmination of previous supply-chain disruptions.
The portfolio’s allocation to insurance-linked securities (ILS) aided the Fund’s benchmark-relative performance during the six-month period. One of the main value propositions of ILS, in our view, continues to be that the sources of risk and return for the asset class have remained structurally uncorrelated to the performance of the vast majority of other asset classes. That characteristic was a factor in the positive performance for ILS during the six-month period, especially when considering the volatility experienced in the markets for nearly all of the more traditional asset classes. ILS investments have tended to feature shorter-term maturities and floating interest rates, and, as a result, they have often benefited from rising short-term rates.
Q	How did the level of leverage in the Fund change over the six-month period ended October 31, 2023?
A	The Fund employs leverage through a credit agreement. (See Note 8 to the Financial Statements.)
As of October 31, 2023, 31.1% of the Fund’s total managed assets were financed by leverage (or borrowed funds), compared with 30.3% of the Fund’s total managed assets financed by leverage at the start of the six-month period on May 1, 2023.
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10/31/23

During the six-month period, the Fund increased the absolute amount of funds borrowed by a total of $750,000 to $43.3 million as of October 31, 2023. The percentage of the Fund’s managed assets financed by leverage increased during the six-month period due to the increase in the amount of funds borrowed by the Fund. The interest rate on the Fund's leverage increased by 40 basis points from May 1, 2023 to October 31, 2023.
Q	Did the Fund’s distributions** to stockholders change during the six-month period ended October 31, 2023?
A	The Fund’s monthly distribution rate remained stable at $0.09000 per share/per month during the six-month period. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and these reserves may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
Q	Did the Fund have exposure to any derivative securities during the six-month period ended October 31, 2023? If so, did the derivatives have a notable effect on performance?
A	We invested the portfolio in forward foreign currency contracts (currency forwards) during the period, as part of our efforts to help manage the risk associated with the Fund’s having exposures to foreign currencies. The currency forwards had a small, positive effect on the Fund’s benchmark-relative results, given the decline in the euro relative to the US dollar over the six-month period.
Q	What is your investment outlook?
A	While recent economic data may show signs consistent with a domestic “soft landing,” in which growth slows but remains positive while inflation is brought under control, we are wary of extrapolating the current growth signals too far into the future. Consumer spending has been waning after a summer boost, business sentiment has been softening, and the still-tight US labor market has been cooling. In addition, higher interest rates
**	Distributions are not guaranteed.

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10/31/23

and tighter lending conditions are just starting to take their toll on businesses. In a higher-for-longer interest-rate environment, businesses may encounter increasing difficulty with regard to carrying higher interest expenses and eventually rolling over maturing loans. We expect economic growth will slow in the coming quarters, and while it may take into early 2024 to know if the economy has a soft or hard landing, we continue to view the odds of a soft landing as relatively low.
The recent rise in yields has been rapid and significant. Since the Fed’s last rate increase on July 26, 10-year Treasury yields have moved from 3.86% to 4.93% (as of October 31, 2023). The rise in long-term Treasury rates is likely not due to higher expected inflation, in our view. Rather, it appears the bond market is currently discounting a “higher for forever” scenario, in which the Fed’s “neutral” federal funds target has increased substantially.
Should there be a recession, we anticipate some high-yield bond issuers will end up in trouble, leading to increased defaults. However, we do not expect a deep recession, such as during the Global Financial Crisis (GFC) of 2007-2008. In the event of a recession, we believe the default rate could remain lower than it was after the GFC. Our view is predicated on the significant weighting of “BB” rated issuers in the high-yield universe (relative to prior periods), strong fundamentals in many sectors such as autos and energy, and the relative strength of many US consumers. In addition, within the below-investment-grade universe, we expect the high-yield bond default rate (as measured by Moody's) might be substantially lower than the default rate for floating-rate leveraged loans.
Within securitized assets, we expect CMBS and RMBS issuance to pick up, particularly if interest rates begin to ease. ABS issuance has been strong, and we expect the trend to continue until the typical year-end lull. The current interest-rate environment has slowed prepayments in the RMBS market as well as refinancings in the CMBS market. While we remain generally positive with respect to non-agency RMBS, we are very cautious on the CMBS market. However, we believe opportunities within CMBS will ultimately arise, given the current dislocation in that market.
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10/31/23

While we anticipate that bank-loan defaults may increase to near-historical averages in the coming quarters, a higher-for-longer interest-rate cycle could allow for continued positive performance for the asset class. With respect to ILS, we have been encouraged by the continuation of recent trends, including elevated pricing in an already very attractive market, along with an ongoing supply/demand imbalance. We have maintained our view that having exposure to ILS may help bolster the income and risk-reward profiles of the Fund over the long term.

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10/31/23

Please refer to the Schedule of Investments on pages 17 - 45 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible counter measures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions, which could increase volatility. These risks are magnified in emerging markets.
When interest rates rise, the prices of debt securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Fund generally will rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.
Investments held by the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.
The Fund invests a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
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The Fund is authorized to borrow from banks and issue debt securities, which are forms of leverage. The Fund currently employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for stockholders.
The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to stockholders over time, which is likely to result in a decrease in the market value of the Fund’s shares.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a predefined “trigger” event,  such as a hurricane or an earthquake of a specific magnitude.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Diversified High Income Fund, Inc. |
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10/31/23

Portfolio Summary  |  10/31/23
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	3.15%
2.	Hercules LLC, 6.50%, 6/30/29	1.41
3.	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	1.36
4.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.24
5.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1.03
6.	Energean Plc, 6.50%, 4/30/27 (144A)	0.92
7.	Gullane Re 2023, 12/31/28	0.89
8.	Pangaea Re 2023-1, 12/31/28	0.87
9.	Bantry Re 2023, 12/31/28	0.87
10.	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	0.84
*  Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
†
  Amount rounds to less than 0.1%.
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Prices and Distributions  |  10/31/23
Market Value per Share
^
	10/31/23	4/30/23
Market Value	$ 9.93	$ 10.02
Discount	(13.88)%	(14.58)%
Net Asset Value per Share
^
	10/31/23	4/30/23
Net Asset Value	$11.53	$11.73
Distributions per Share*
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
5/1/23 – 10/31/23	$0.5400	$—	$—
Yields
	10/31/23	4/30/23
30-Day SEC Yield	10.79%	12.70%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published in
Barron's
on Saturday,
The Wall Street Journa
l on Monday and
The New York Times
on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
*  The amount of distributions made to stockholders during the year was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.

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10/31/23

Performance Update  |  10/31/23
Investment Returns

The mountain chart below shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Fund, Inc. during the periods shown, compared to that of the (50%/50%) ICE BofA Global High Yield & Crossover Country Corporate & Government Index (GHY/CCC & G) Index and Morningstar/LSTA Leveraged Loan Index benchmark, and the two indices that comprise the composite benchmark.
Value of $10,000 Investment
Average Annual Total Return (As of October 31, 2023)
Period	Net Asset Value (NAV)	Market Price	50% ICE BofA Global High Yield/CCC & G Index/50% Morningstar/ LSTA Leveraged Loan Index	Morningstar/LSTA Leveraged Loan Index	ICE BofA Global High Yield/ CCC & G Index
10 Years	3.87%	1.79%	3.16%	4.22%	2.03%
5 Years	2.42	2.83	2.70	4.46	0.85
1 Year	11.99	8.08	10.76	11.92	9.50
Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.
(Please see the following page for additional performance and expense disclosure.)
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
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Performance Update  |  10/31/23
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
The ICE BofA GHY/CCC & G Index is an unmanaged index that tracks the performance of the below-and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The Morningstar/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
The indices do not use leverage. It is not possible to invest directly in an index.

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Schedule of Investments  |  10/31/23
(unaudited)
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 143.3%
Senior Secured Floating Rate Loan Interests — 4.9% of Net Assets*(a)
Auto Parts & Equipment — 0.9%
194,510	First Brands Group LLC, 2022-II Incremental Term Loan, 10.881% (Term SOFR + 500 bps), 3/30/27	$ 191,997
698,210	First Brands Group LLC, First Lien 2021 Term Loan, 10.881% (Term SOFR + 500 bps), 3/30/27	690,064
	Total Auto Parts & Equipment	$ 882,061

Chemicals-Diversified — 0.4%
399,687(b)	LSF11 A5 Holdco LLC, Fourth Amendment Incremental Term Loan, 9.674% (Term SOFR + 425 bps), 10/15/28	$ 392,818
	Total Chemicals-Diversified	$ 392,818

Dialysis Centers — 0.3%
481,248	U.S. Renal Care, Inc., Closing Date Term Loan, 10.439% (Term SOFR + 500 bps), 6/20/28	$ 297,571
	Total Dialysis Centers	$ 297,571

Distribution & Wholesale — 0.3%
312,500	Windsor Holdings III LLC, Dollar Term B Loan, 9.815% (Term SOFR + 450 bps), 8/1/30	$ 311,928
	Total Distribution & Wholesale	$ 311,928

Electric-Generation — 0.3%
308,872	Generation Bridge Northeast LLC, Term Loan B, 9.574% (Term SOFR + 425 bps), 8/22/29	$ 309,644
	Total Electric-Generation	$ 309,644

Electronic Composition — 0.1%
121,989	Natel Engineering Co., Inc., Initial Term Loan, 11.691% (Term SOFR + 625 bps), 4/30/26	$ 106,131
	Total Electronic Composition	$ 106,131

Medical Labs & Testing Services — 0.0% †
206,740(c)	Envision Healthcare Corp., 2018 Third Out Term Loan, 9.13% (Term SOFR + 375 bps), 3/31/27	$ 3,101
	Total Medical Labs & Testing Services	$ 3,101

Medical-Drugs — 0.4%
405,000(b)	Financiere Mendel, Term Loan B, 11/29/30	$ 405,506
	Total Medical-Drugs	$ 405,506

The accompanying notes are an integral part of these financial statements.
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Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
Oil-Field Services — 0.5%
415,775	ProFrac Holdings II LLC, Term Loan, 12.926% (Term SOFR + 725 bps), 3/4/25	$ 417,854
	Total Oil-Field Services	$ 417,854

Physical Practice Management — 0.3%
318,493	Team Health Holdings, Inc., Extended Term Loan, 10.574% (Term SOFR + 525 bps), 3/2/27	$ 230,377
	Total Physical Practice Management	$ 230,377

Pipelines — 0.2%
150,000(b)	M6 ETX Holdings II MidCo LLC, Initial Term Loan, 9/19/29	$ 149,330
	Total Pipelines	$ 149,330

Recreational Centers — 0.2%
191,703	Fitness International LLC, Term B Loan, 8.674% (Term SOFR + 325 bps), 4/18/25	$ 191,124
	Total Recreational Centers	$ 191,124

Schools — 0.1%
99,749	Fugue Finance LLC, Existing Term Loan, 9.386% (Term SOFR + 400 bps), 1/31/28	$ 99,749
	Total Schools	$ 99,749

Telecom Services — 0.9%
1,014,750	Patagonia Holdco LLC, Amendment No.1 Term Loan, 11.117% (Term SOFR + 575 bps), 8/1/29	$ 886,638
	Total Telecom Services	$ 886,638

	Total Senior Secured Floating Rate Loan Interests (Cost $5,102,189)	$ 4,683,832

Shares
Common Stocks — 0.3% of Net Assets
Household Durables — 0.0% †
89,094(d)	Desarrolladora Homex SAB de CV	$ 64
	Total Household Durables	$ 64

Oil, Gas & Consumable Fuels — 0.0% †
6(d)	Amplify Energy Corp.	$ 42
2,189(d)	Petroquest Energy, Inc.	111
	Total Oil, Gas & Consumable Fuels	$ 153

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Shares		Value
Passenger Airlines — 0.3%
24,166(d) +	Grupo Aeromexico SAB de CV	$ 301,589
	Total Passenger Airlines	$ 301,589

	Total Common Stocks (Cost $619,487)	$ 301,806

Principal Amount USD ($)
	Asset Backed Securities — 3.7% of Net Assets
500,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	$ 482,016
500,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series 2017-2A, Class E, 10.377% (3 Month Term SOFR + 496 bps), 11/28/30 (144A)	465,349
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3, Class G, 9.812%, 2/26/29 (144A)	939,754
1,000,000(a)	MCF CLO VII LLC, Series 2017-3A, Class ER, 14.827% (3 Month Term SOFR + 941 bps), 7/20/33 (144A)	950,032
500,000(e)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	55,650
650,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	644,548
	Total Asset Backed Securities (Cost $4,036,817)	$ 3,537,349

	Collateralized Mortgage Obligations—2.8% of Net Assets
330,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 11.321% (SOFR30A + 600 bps), 10/25/41 (144A)	$ 327,938
11,136(a)	DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1C, 6.288% (1 Month Term SOFR + 95 bps), 10/19/45	10,690
100,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 11.521% (SOFR30A + 620 bps), 11/25/41 (144A)	99,314
200,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class B2, 13.121% (SOFR30A + 780 bps), 11/25/41 (144A)	202,873
450,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class B2, 11.571% (SOFR30A + 625 bps), 9/25/41 (144A)	434,642
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations— (continued)
280,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B2, 13.821% (SOFR30A + 850 bps), 2/25/42 (144A)	$ 286,270
545,000(a)	Freddie Mac STACR Trust, Series 2019-DNA3, Class B2, 13.585% (SOFR30A + 826 bps), 7/25/49 (144A)	603,096
18,597	Global Mortgage Securitization, Ltd., Series 2004-A, Class B1, 5.25%, 11/25/32 (144A)	8,140
640,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.935% (SOFR30A + 1,061 bps), 2/25/47 (144A)	737,151
	Total Collateralized Mortgage Obligations (Cost $2,631,488)	$ 2,710,114

	Commercial Mortgage-Backed Securities—10.3% of Net Assets
1,000,000(e)	Benchmark Mortgage Trust, Series 2020-B18, Class AGNG, 4.388%, 7/15/53 (144A)	$ 822,821
500,000(a)	BPR Trust, Series 2021-WILL, Class E, 12.199% (1 Month Term SOFR + 686 bps), 6/15/38 (144A)	452,144
642,182(a)	BX Trust, Series 2022-PSB, Class F, 12.668% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	642,565
85,730(a)	Capital Funding Mortgage Trust, Series 2020-9, Class A, 8.565% (1 Month Term SOFR + 325 bps), 11/15/23 (144A)	82,786
504,632(a)	Capital Funding Mortgage Trust, Series 2020-9, Class B, 20.215% (1 Month Term SOFR + 1,490 bps), 11/15/23 (144A)	500,099
7,224,365(e)(f)	CD Mortgage Trust, Series 2016-CD1, Class XA, 1.363%, 8/10/49	188,690
641,224(e)(f)	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class XA, 0.893%, 7/10/47	2,419
21,019,610(e)(f)	COMM Mortgage Trust, Series 2015-LC21, Class XA, 0.635%, 7/10/48	162,908
750,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 13.071% (SOFR30A + 775 bps), 1/25/51 (144A)	744,175
180,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class B1, 12.171% (SOFR30A + 685 bps), 11/25/51 (144A)	165,438
568,002(e)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%, 10/25/27 (144A)	502,625
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities— (continued)
1,000,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 12.331% (SOFR30A + 701 bps), 8/25/29	$ 954,904
141,987(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.681% (SOFR30A + 636 bps), 1/25/27 (144A)	137,044
229,353(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 14.431% (SOFR30A + 911 bps), 7/25/30 (144A)	216,486
1,000,000(g)	FREMF Mortgage Trust, Series 2021-KG05, Class C, 0.000%, 1/25/31 (144A)	495,231
12,333,286(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A, 0.10%, 1/25/31 (144A)	62,763
1,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B, 0.10%, 1/25/31 (144A)	4,761
7,597,529(e)(f)	FRESB Mortgage Trust, Series 2020-SB79, Class X1, 1.085%, 7/25/40	278,798
3,803,056(e)(f)	GS Mortgage Securities Trust, Series 2014-GC24, Class XA, 0.683%, 9/10/47	12,617
500,000(e)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class D, 4.167%, 4/15/46	224,000
6,691,699(e)(f)	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class XA, 0.844%, 11/15/47	27,998
5,846,124(e)(f)	Morgan Stanley Capital I Trust, Series 2016-UB12, Class XA, 0.649%, 12/15/49	93,244
748,201(a)	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 9.185% (SOFR30A + 386 bps), 3/25/50 (144A)	714,582
900,000(e)	Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class E, 4.398%, 8/15/36 (144A)	410,449
290,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	150,800
216,125(e)	Velocity Commercial Capital Loan Trust, Series 2020-1, Class M5, 4.29%, 2/25/50 (144A)	161,348
1,100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.00%, 5/15/48 (144A)	768,834
1,660,500(e)	Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class E, 4.595%, 11/15/48 (144A)	979,610
	Total Commercial Mortgage-Backed Securities (Cost $11,861,465)	$ 9,960,139

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
Convertible Corporate Bonds — 2.2% of Net Assets
Banks — 0.0% †
IDR 812,959,000	PT Bakrie & Brothers Tbk, 4/28/24	$ 5,118
	Total Banks	$ 5,118

Chemicals — 2.0%
1,900,000(h)	Hercules LLC, 6.50%, 6/30/29	$ 1,928,191
	Total Chemicals	$ 1,928,191

Entertainment — 0.2%
312,000(g)	DraftKings Holdings, Inc., 3/15/28	$ 231,816
	Total Entertainment	$ 231,816

	Total Convertible Corporate Bonds (Cost $1,857,037)	$ 2,165,125

Corporate Bonds — 87.8% of Net Assets
Advertising — 1.3%
645,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 469,486
535,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	408,997
400,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	348,340
	Total Advertising	$ 1,226,823

Aerospace & Defense — 0.6%
315,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	$ 323,483
270,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	262,235
	Total Aerospace & Defense	$ 585,718

Agriculture — 1.1%
1,310,000	Frigorifico Concepcion S.A., 7.70%, 7/21/28 (144A)	$ 1,061,856
	Total Agriculture	$ 1,061,856

Airlines — 7.1%
2,417,568(i)	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	$ 1,857,735
430,000	Azul Secured Finance LLP, 11.93%, 8/28/28 (144A)	417,798
1,510,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1,400,780
285,000	Latam Airlines Group S.A., 13.375%, 10/15/29 (144A)	307,160
1,059,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1,061,287
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Principal Amount USD ($)		Value
	Airlines — (continued)
EUR 700,000	Transportes Aereos Portugueses S.A., 5.625%, 12/2/24 (144A)	$ 731,233
465,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	310,105
745,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 7.875%, 5/1/27 (144A)	572,965
260,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 9.50%, 6/1/28 (144A)	199,205
	Total Airlines	$ 6,858,268

	Apparel — 0.4%
370,000	Hanesbrands, Inc., 9.00%, 2/15/31 (144A)	$ 343,451
	Total Apparel	$ 343,451

	Auto Parts & Equipment — 1.0%
1,046,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 981,111
	Total Auto Parts & Equipment	$ 981,111

	Banks — 2.6%
300,000(e)	Banco de Galicia y Buenos Aires SAU, 7.962% (5 Year CMT Index + 716 bps), 7/19/26 (144A)	$ 275,700
1,135,000(e)	Banco GNB Sudameris S.A., 7.50% (5 Year CMT Index + 666 bps), 4/16/31 (144A)	872,247
685,000(e)(j)	Banco Mercantil del Norte S.A., 8.375% (10 Year US Treasury Yield Curve Rate T Note Constant Maturity + 776 bps) (144A)	622,925
155,000	Freedom Mortgage Corp., 12.25%, 10/1/30 (144A)	155,051
350,000(e)(j)	ING Groep NV, 6.50% (5 Year USD Swap Rate + 445 bps)	327,477
225,000(e)(j)	Intesa Sanpaolo S.p.A., 7.70% (5 Year USD Swap Rate + 546 bps) (144A)	210,121
865,000(c)(e)(j)#	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year CMT Index + 636 bps) (144A)	31,248
	Total Banks	$ 2,494,769

	Biotechnology — 0.3%
EUR 345,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 326,715
	Total Biotechnology	$ 326,715

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Building Materials — 1.3%
1,000,000	AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (144A)	$ 945,500
464,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	339,231
	Total Building Materials	$ 1,284,731

	Chemicals — 4.8%
425,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	$ 344,785
EUR 420,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	362,188
300,000	LYB Finance Co. BV, 8.10%, 3/15/27 (144A)	315,123
379,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	341,100
280,000	Olin Corp., 9.50%, 6/1/25 (144A)	288,035
EUR 580,000	Olympus Water US Holding Corp., 9.625%, 11/15/28 (144A)	608,475
985,000	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	962,050
920,000	Rain Carbon, Inc., 12.25%, 9/1/29 (144A)	936,100
EUR 420,000	SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 7/15/28 (144A)	449,384
	Total Chemicals	$ 4,607,240

	Commercial Services — 4.2%
585,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 508,146
1,384,000(c)	Atento Luxco 1 S.A., 8.00%, 2/10/26 (144A)	139
473,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	360,574
958,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	870,532
625,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	551,593
935,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	867,028
558,000	Sotheby's, 7.375%, 10/15/27 (144A)	498,342
411,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	407,973
	Total Commercial Services	$ 4,064,327

	Diversified Financial Services — 7.0%
500,000(e)(j)	Air Lease Corp., 4.125% (5 Year CMT Index + 315 bps)	$ 359,797
1,000,000	ASG Finance Designated Activity Co., 7.875%, 12/3/24 (144A)	967,500
385,381(i)	Avation Capital S.A., 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	328,537
1,110,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	1,010,327
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
275,000(c)	Credito Real SAB de CV SOFOM ER, 8.00%, 1/21/28 (144A)	$ 31,625
EUR 235,000	Garfunkelux Holdco 3 S.A., 6.75%, 11/1/25 (144A)	186,413
GBP 400,000	Garfunkelux Holdco 3 S.A., 7.75%, 11/1/25 (144A)	358,237
1,112,739(i)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	1,005,599
EUR 840,000	Intrum AB, 9.25%, 3/15/28 (144A)	758,950
610,000	OneMain Finance Corp., 9.00%, 1/15/29	593,629
355,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	306,187
1,174,000(c)	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	23,544
865,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	787,089
	Total Diversified Financial Services	$ 6,717,434

	Electric — 0.9%
400,000	Cemig Geracao e Transmissao S.A., 9.25%, 12/5/24 (144A)	$ 397,940
38,701	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 (144A)	38,411
445,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	452,168
7,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	6,587
	Total Electric	$ 895,106

	Electrical Components & Equipments — 0.6%
350,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 349,797
245,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	243,444
	Total Electrical Components & Equipments	$ 593,241

	Energy-Alternate Sources — 0.1%
96,604(i)	SCC Power Plc, 4.00% (4.00% PIK or 4.00% Cash), 5/17/32 (144A)	$ 11,854
178,348(i)	SCC Power Plc, 8.00% (4.00% PIK or 4.00% Cash or 8.00% Cash), 12/31/28 (144A)	66,470
	Total Energy-Alternate Sources	$ 78,324

	Engineering & Construction — 0.2%
230,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	$ 169,183
	Total Engineering & Construction	$ 169,183

	Entertainment — 2.0%
295,000	Light & Wonder International, Inc., 7.00%, 5/15/28 (144A)	$ 287,563
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
Entertainment — (continued)
295,000	Light & Wonder International, Inc., 7.25%, 11/15/29 (144A)	$ 286,082
EUR 325,000	Lottomatica S.p.A., 9.75%, 9/30/27 (144A)	367,486
EUR 310,000	Lottomatica S.p.A./Roma, 7.125%, 6/1/28 (144A)	332,755
700,000	Mohegan Tribal Gaming Authority, 8.00%, 2/1/26 (144A)	643,125
	Total Entertainment	$ 1,917,011

Environmental Control — 0.4%
367,000	Tervita Corp., 11.00%, 12/1/25 (144A)	$ 381,669
	Total Environmental Control	$ 381,669

Food — 0.4%
555,000	Aragvi Finance International DAC, 8.45%, 4/29/26 (144A)	$ 376,079
	Total Food	$ 376,079

Healthcare-Services — 2.9%
770,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 704,559
550,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	500,500
357,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	333,790
626,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	624,858
765,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	650,834
	Total Healthcare-Services	$ 2,814,541

Home Builders — 0.8%
885,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 807,389
	Total Home Builders	$ 807,389

Home Furnishings — 1.0%
EUR 930,000	International Design Group S.p.A., 6.50%, 11/15/25 (144A)	$ 934,831
	Total Home Furnishings	$ 934,831

Insurance — 4.5%
4,600,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	$ 4,300,946
	Total Insurance	$ 4,300,946

Iron & Steel — 2.0%
845,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 834,184
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Principal Amount USD ($)		Value
	Iron & Steel — (continued)
613,000	Metinvest BV, 7.75%, 10/17/29 (144A)	$ 363,202
870,000	TMS International Corp., 6.25%, 4/15/29 (144A)	686,389
	Total Iron & Steel	$ 1,883,775

	Leisure Time — 1.5%
100,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 97,239
EUR 130,000	Carnival Corp., 7.625%, 3/1/26 (144A)	134,835
120,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	127,946
170,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	142,160
64,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	67,638
595,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	645,316
245,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	238,344
	Total Leisure Time	$ 1,453,478

	Lodging — 0.7%
800,000(k)	Grupo Posadas S.A.B de CV, 5.00%, 12/30/27 (144A)	$ 674,000
	Total Lodging	$ 674,000

	Media — 1.4%
400,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	$ 318,534
1,210,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	996,992
	Total Media	$ 1,315,526

	Metal Fabricate/Hardware — 0.4%
385,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 333,988
	Total Metal Fabricate/Hardware	$ 333,988

	Mining — 2.0%
633,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	$ 542,791
400,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	340,690
1,260,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	1,063,568
	Total Mining	$ 1,947,049

	Oil & Gas — 17.2%
1,160,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 1,152,274
910,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	901,307
1,685,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,698,264
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
335,000(l)	Borr IHC, Ltd./Borr Finance LLC, 10.00%, 11/15/28 (144A)	$ 333,403
240,000(l)	Borr IHC, Ltd./Borr Finance LLC, 10.375%, 11/15/30 (144A)	237,960
85,000	Cenovus Energy, Inc., 6.75%, 11/15/39	82,155
520,000	Civitas Resources, Inc., 8.375%, 7/1/28 (144A)	523,204
370,000	Civitas Resources, Inc., 8.625%, 11/1/30 (144A)	376,595
520,000	Civitas Resources, Inc., 8.75%, 7/1/31 (144A)	524,819
1,510,000	Energean Plc, 6.50%, 4/30/27 (144A)	1,256,169
383,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	354,466
405,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	363,898
1,309,271	MC Brazil Downstream Trading S.a.r.l, 7.25%, 6/30/31 (144A)	931,546
515,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	454,848
603,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	596,924
955,000	Occidental Petroleum Corp., 4.40%, 4/15/46	681,268
800,000	Petroleos Mexicanos, 5.95%, 1/28/31	572,400
271,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	250,920
455,000	Seadrill Finance, Ltd., 8.375%, 8/1/30 (144A)	455,146
970,000	Shelf Drilling Holdings, Ltd., 9.625%, 4/15/29 (144A)	922,250
900,000	SierraCol Energy Andina LLC, 6.00%, 6/15/28 (144A)	696,700
860,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	793,350
120,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	120,486
785,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	674,315
725,000	Valaris, Ltd., 8.375%, 4/30/30 (144A)	711,406
1,195,000	YPF S.A., 6.95%, 7/21/27 (144A)	903,152
	Total Oil & Gas	$16,569,225

	Oil & Gas Services — 1.1%
521,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)	$ 500,867
630,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	573,300
	Total Oil & Gas Services	$ 1,074,167

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Principal Amount USD ($)		Value
	Packaging & Containers — 1.1%
EUR 425,000	Fiber Bidco S.p.A., 11.00%, 10/25/27 (144A)	$ 476,674
580,000	Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31 (144A)	530,700
	Total Packaging & Containers	$ 1,007,374

	Pharmaceuticals — 0.8%
790,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	$ 530,643
381,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	258,360
300,000 +	Tricida, Inc., 3.50%, 5/15/27	—
300,000 +	Tricida, Inc., 3.50%, 5/15/27	—
	Total Pharmaceuticals	$ 789,003

	Pipelines — 5.9%
800,020	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 721,982
555,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	545,767
510,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	464,100
450,000(a)	Energy Transfer LP, 8.656% (3 Month Term SOFR + 328 bps), 11/1/66	367,209
915,000(e)(j)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	759,841
145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	108,998
344,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	270,470
365,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	350,492
197,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27	185,684
310,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	300,955
575,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	548,697
1,175,000	Williams Cos., Inc., 5.75%, 6/24/44	1,024,357
	Total Pipelines	$ 5,648,552

	REITs — 1.0%
890,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	$ 539,592
10,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	6,494
410,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	394,811
	Total REITs	$ 940,897

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Retail — 0.3%
389,000	Staples, Inc., 7.50%, 4/15/26 (144A)	$ 317,305
	Total Retail	$ 317,305

	Software — 0.4%
505,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 412,709
	Total Software	$ 412,709

	Telecommunications — 3.6%
695,000	Altice France Holding S.A., 6.00%, 2/15/28 (144A)	$ 304,796
607,000	Altice France Holding S.A., 10.50%, 5/15/27 (144A)	330,269
200,000	Altice France S.A., 8.125%, 2/1/27 (144A)	168,593
750,000(c)	Digicel, Ltd., 6.75%, 3/1/24	18,750
836,000	Kenbourne Invest S.A., 6.875%, 11/26/24 (144A)	631,573
850,000	Sprint LLC, 7.625%, 3/1/26	873,063
850,000	Total Play Telecomunicaciones SA de CV, 6.375%, 9/20/28 (144A)	407,013
875,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	693,863
	Total Telecommunications	$ 3,427,920

	Transportation — 2.5%
1,245,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 915,914
655,000	Danaos Corp., 8.50%, 3/1/28 (144A)	650,998
400,000	Simpar Europe S.A., 5.20%, 1/26/31 (144A)	312,000
575,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, 6/15/27 (144A)	535,741
965,000(c)	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	7,238
	Total Transportation	$ 2,421,891

	Trucking & Leasing — 0.4%
325,000	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (144A)	$ 334,344
	Total Trucking & Leasing	$ 334,344

	Total Corporate Bonds (Cost $97,127,715)	$84,371,966

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Shares		Value
Preferred Stock — 0.6% of Net Assets
Capital Markets — 0.1%
1,322	B Riley Financial, Inc., 6.75%, 5/31/24	$ 32,521
	Total Capital Markets	$ 32,521

Financial Services — 0.5%
500(e)(j)	Compeer Financial ACA, 10.206% (3 Month USD LIBOR + 484 bps) (144A)	$ 502,049
	Total Financial Services	$ 502,049

Internet — 0.0% †
50,188	MYT Holding LLC, 10.00%, 6/6/29	$ 23,840
	Total Internet	$ 23,840

	Total Preferred Stock (Cost $624,106)	$ 558,410

Right/Warrant — 0.0% † of Net Assets
Trading Companies & Distributors — 0.0% †
GBP 6,475 (d)	Avation Plc, 1/1/59	$ 2,361
	Total Trading Companies & Distributors	$ 2,361

	Total Right/Warrant (Cost $—)	$ 2,361

Principal Amount USD ($)
Insurance-Linked Securities — 28.4% of Net Assets#
Event Linked Bonds — 13.0%
Earthquakes – California — 0.6%
250,000(a)	Sutter Re, 15.195%, (3 Month U.S. Treasury Bill + 975 bps), 6/19/26 (144A)	$ 251,875
300,000(a)	Torrey Pines Re, 10.445%, (3 Month U.S. Treasury Bill + 500 bps), 6/5/26 (144A)	302,490
$ 554,365

Earthquakes – U.S. — 0.3%
250,000(a)	Ursa Re, 10.945%, (3 Month U.S. Treasury Bill + 550 bps), 12/6/25 (144A)	$ 252,100
Flood – U.S. — 0.8%
250,000(a)	FloodSmart Re, 17.275%, (3 Month U.S. Treasury Bill + 1,183 bps), 2/25/25 (144A)	$ 246,975
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Flood – U.S. — (continued)
250,000(a)	FloodSmart Re, 19.025%, (3 Month U.S. Treasury Bill + 1,358 bps), 3/1/24 (144A)	$ 249,750
250,000(a)	FloodSmart Re, 21.695%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	255,350
		$ 752,075

	Multiperil – Florida — 0.5%
500,000(a)	Sanders Re, 13.447%, (3 Month U.S. Treasury Bill + 800 bps), 6/5/26 (144A)	$ 514,300
	Multiperil – U.S. — 3.8%
250,000(a)	Aquila Re, 12.945%, (3 Month U.S. Treasury Bill + 750 bps), 6/8/26 (144A)	$ 255,725
250,000(a)	Aquila Re, 14.695%, (3 Month U.S. Treasury Bill + 925 bps), 6/8/26 (144A)	260,625
400,000(a)	Caelus Re V, 5.539%, (1 Month USD LIBOR + 10 bps), 6/5/24 (144A)	32,000
250,000(a)	Four Lakes Re, 12.745%, (3 Month U.S. Treasury Bill + 730 bps), 1/5/24 (144A)	246,750
250,000(a)	Four Lakes Re, 15.605%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	250,375
500,000(a)	Matterhorn Re, 13.095%, (SOFR + 775 bps), 3/24/25 (144A)	497,000
375,000(a)	Residential Re, 12.447%, (3 Month U.S. Treasury Bill + 700 bps), 12/6/26 (144A)	378,375
250,000(a)	Residential Re, 17.675%, (3 Month U.S. Treasury Bill + 1,223 bps), 12/6/23 (144A)	249,500
500,000(a)	Residential Re , 17.355%, (3 Month U.S. Treasury Bill + 1,191 bps), 12/6/25 (144A)	480,750
250,000(a)	Sanders Re III, 11.195%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	246,325
250,000(a)	Solomon Re, 10.695%, (3 Month U.S. Treasury Bill + 525 bps), 6/8/26 (144A)	254,450
250,000(a)	Stabilitas Re, 13.945%, (3 Month U.S. Treasury Bill + 850 bps), 6/5/26 (144A)	255,375
250,000(a)	Topanga Re, 10.435%, (3 Month U.S. Treasury Bill + 499 bps), 1/8/26 (144A)	227,500
		$ 3,634,750

	Multiperil – U.S. & Canada — 1.8%
250,000(a)	Kilimanjaro III Re, 17.805%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/20/26 (144A)	$ 239,625
250,000(a)	Kilimanjaro III Re, 17.807%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/21/25 (144A)	244,125
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — (continued)
250,000(a)	Matterhorn Re, 11.094%, (SOFR + 575 bps), 12/8/25 (144A)	$ 230,600
250,000(a)	Mona Lisa Re, 17.945%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/26 (144A)	267,500
250,000(a)	Mystic Re IV, 11.575%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	242,125
500,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill + 1,160 bps), 1/8/25 (144A)	490,200
		$ 1,714,175

	Multiperil – Worldwide — 0.3%
250,000(a)	Atlas Capital, 12.56%, (SOFR + 725 bps), 6/5/26 (144A)	$ 252,700
	Pandemic – U.S — 0.2%
250,000(a)	Vitality Re XI, 7.245%, (3 Month U.S. Treasury Bill + 180 bps), 1/9/24 (144A)	$ 249,500
	Windstorm – Florida — 0.2%
250,000(a)	Integrity Re, 12.515%, (3 Month U.S. Treasury Bill + 707 bps), 6/6/25 (144A)	$ 225,000
	Windstorm – Jamaica — 0.3%
250,000(a)	International Bank for Reconstruction & Development, 9.72%, (SOFR + 440 bps), 12/29/23 (144A)	$ 250,375
	Windstorm – North Carolina — 0.8%
250,000(a)	Cape Lookout Re, 9.145%, (1 Month U.S. Treasury Bill + 370 bps), 3/22/24 (144A)	$ 248,750
250,000(a)	Cape Lookout Re, 10.795%, (3 Month U.S. Treasury Bill + 535 bps), 3/28/25 (144A)	243,750
250,000(a)	Cape Lookout Re, 11.945%, (1 Month U.S. Treasury Bill + 650 bps), 4/28/26 (144A)	255,075
		$ 747,575

	Windstorm – Texas — 0.3%
250,000(a)	Alamo Re, 13.945%, (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	$ 250,675
	Windstorm – U.S. — 2.6%
250,000(a)	Bonanza Re, 11.195%, (3 Month U.S. Treasury Bill + 575 bps), 3/16/25 (144A)	$ 238,000
250,000(a)	Bonanza Re, 13.697%, (3 Month U.S. Treasury Bill + 825 bps), 1/8/26 (144A)	252,250
250,000(a)	Citrus Re, 12.195%, (3 Month U.S. Treasury Bill + 675 bps), 6/7/26 (144A)	255,850
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Windstorm – U.S. — (continued)
250,000(a)	Citrus Re, 14.445%, (3 Month U.S. Treasury Bill + 900 bps), 6/7/26 (144A)	$ 252,150
250,000(a)	Gateway Re, 18.445%, (1 Month U.S. Treasury Bill + 1,300 bps), 2/24/26 (144A)	263,925
250,000(a)	Gateway Re II, 14.945%, (3 Month U.S. Treasury Bill + 950 bps), 4/27/26 (144A)	254,725
250,000(a)	Merna Re II, 15.695%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	260,375
250,000(a)	Purple Re, 17.695%, (1 Month U.S. Treasury Bill + 1,225 bps), 4/24/26 (144A)	252,250
500,000(a)	Queen Street Re, 12.945%, (3 Month U.S. Treasury Bill + 750 bps), 12/8/25 (144A)	512,050
		$ 2,541,575

	Winterstorm – Florida — 0.5%
250,000(a)	Integrity Re, 17.445%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 263,475
250,000(a)	Lightning Re, 16.447%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	262,200
		$ 525,675

	Total Event Linked Bonds	$12,464,840

Face Amount USD ($)
	Collateralized Reinsurance — 4.6%
	Multiperil – U.S. — 1.2%
250,000(d)(m) +	Ballybunion Re 2020, 2/29/24	$ 28,244
100,000(d)(m) +	Ballybunion Re 2021-3, 7/31/25	2,236
264,839(d)(m) +	Ballybunion Re 2022, 12/31/27	5,019
250,000(d)(m) +	Ballybunion Re 2022-2, 5/31/28	253,877
97,898(d)(m) +	Ballybunion Re 2022-3, 6/30/28	101,286
264,416(d)(m) +	Ballybunion Re 2023, 12/31/28	289,535
500,000(d)(m) +	Gamboge Re, 3/31/29	482,500
		$ 1,162,697

	Multiperil – Worldwide — 2.0%
250,000(d)(m) +	Amaranth Re 2023, 12/31/28	$ 252,500
650,000(d)(m) +	Cypress Re 2017, 1/31/24	65
462,683(d)(m) +	Dartmouth Re 2018, 1/31/24	69,360
100,000(d)(m) +	Dartmouth Re 2021, 12/31/24	30,991
27,000(m) +	Limestone Re 2019-2B, 12/31/23 (144A)	229
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
500,000(d)(m) +	Merion Re 2023-1, 12/31/28	$ 522,000
250,000(d)(m) +	Old Head Re 2022, 12/31/27	125,000
250,000(d)(m) +	Old Head Re 2023, 12/31/28	245,000
250,000(d)(m) +	Porthcawl Re 2023, 12/31/28	250,000
250,000(d)(m) +	Portsalon Re 2022, 5/31/28	229,230
700,000(d)(m) +	Resilience Re, 5/1/24	—
250,000(d)(m) +	Walton Health Re 2019, 6/30/24	130,396
250,000(d)(m) +	Walton Health Re 2022, 12/15/27	48,003
		$ 1,902,774

	Windstorm – Florida — 0.0% †
750,000(d)(m) +	Portrush Re 2017, 6/15/24	$ 75
	Windstorm – North Carolina — 0.7%
250,000(d)(m) +	Isosceles Re, 4/30/29	$ 249,425
375,000(d)(m) +	Isosceles Re 2023, 4/30/29	374,362
		$ 623,787

	Windstorm – U.S. — 0.5%
500,000(d)(m) +	White Heron Re, 5/31/29	$ 502,500
	Windstorm – U.S. Regional — 0.2%
1,015,734(d)(m) +	Oakmont Re 2020, 4/30/24	$ —
750,000(d)(m) +	Oakmont Re 2022, 4/1/28	235,879
		$ 235,879

	Total Collateralized Reinsurance	$ 4,427,712

	Reinsurance Sidecars — 10.8%
	Multiperil – U.S. — 0.3%
250,000(d)(m) +	Carnoustie Re 2020, 12/31/23	$ 28,832
226,387(d)(m) +	Carnoustie Re 2023, 12/31/28	264,873
1,000,000(d)(n) +	Harambee Re 2018, 12/31/24	—
1,000,000(n) +	Harambee Re 2019, 12/31/24	1,300
500,000(d)(n) +	Harambee Re 2020, 12/31/23	7,750
		$ 302,755

	Multiperil – U.S. Regional — 0.0% †
250,000(d)(m) +	Brotherhood Re, 1/31/24	$ —
	Multiperil – Worldwide — 10.5%
225,450(n) +	Alturas Re 2020-3, 9/30/24	$ —
439,922(d)(n) +	Alturas Re 2021-2, 12/31/24	—
213,682(d)(n) +	Alturas Re 2021-3, 7/31/25	18,654
376,048(d)(n) +	Alturas Re 2022-2, 12/31/27	85,664
500,000(d)(m) +	Bantry Re 2021, 12/31/24	1,000
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
417,157(m) +	Bantry Re 2022, 12/31/27	$ 17,311
1,000,000(d)(m) +	Bantry Re 2023, 12/31/28	1,190,000
1,128,124(d)(m) +	Berwick Re 2019-1, 12/31/24	179,936
993,323(d)(m) +	Berwick Re 2020-1, 12/31/23	99
750,000(d)(m) +	Berwick Re 2022, 12/31/27	14,460
1,000,000(d)(m) +	Berwick Re 2023, 12/31/28	1,110,000
500,000(d)(m) +	Eccleston Re 2023, 11/30/28	595,000
70,000(d)(m) +	Eden Re II, 3/22/24 (144A)	27,300
49,927(d)(m) +	Eden Re II, 3/21/25 (144A)	7,659
80,000(d)(m) +	Eden Re II, 3/20/26 (144A)	52,182
300,000(d)(m) +	Eden Re II, 3/19/27 (144A)	344,550
250,000(d)(m) +	Gleneagles Re 2021, 12/31/24	25
250,000(d)(m) +	Gleneagles Re 2022, 12/31/27	123,581
1,059,157(d)(m) +	Gullane Re 2018, 12/31/24	50,018
1,000,000(d)(m) +	Gullane Re 2023, 12/31/28	1,210,000
250,000(d)(n) +	Lion Rock Re 2020, 1/31/24	—
250,000(d)(n) +	Lion Rock Re 2021, 12/31/24	47,350
498,977(d)(n) +	Lorenz Re 2019, 6/30/24	4,890
500,000(m) +	Merion Re 2018-2, 12/31/24	24,992
500,000(d)(m) +	Merion Re 2021-2, 12/31/24	98,250
363,953(d)(m) +	Merion Re 2022-2, 12/31/27	345,068
1,000,000(d)(m) +	Pangaea Re 2023-1, 12/31/28	1,190,000
250,000(d)(m) +	Pangaea Re 2023-3, 5/31/29	277,500
250,000(d)(m) +	Phoenix 3 Re 2023-3, 1/4/27	275,325
200,000(d)(m) +	Sector Re V, 3/1/24 (144A)	103,180
25,000(d)(m) +	Sector Re V, 12/1/24 (144A)	43,655
15,000(m) +	Sector Re V, (0), 12/1/26 (144A)	70,053
4,500(m) +	Sector Re V, (0), 12/1/26 (144A)	21,016
500,000(d)(m) +	Sector Re V, 12/1/27 (144A)	620,350
515,671(m) +	Sussex Re 2020-1, 12/31/24	619
250,000(m) +	Sussex Re 2021-1, 12/31/24	925
500,000(m) +	Sussex Re 2022, 12/31/27	36,500
313,499(d)(n) +	Thopas Re 2019, 12/31/24	4,326
300,000(d)(n) +	Thopas Re 2020, 12/31/23	—
250,000(d)(n) +	Thopas Re 2021, 12/31/24	4,025
250,000(n) +	Thopas Re 2022, 12/31/27	—
766,025(d)(n) +	Thopas Re 2023, 12/31/28	928,499
375,860(n) +	Torricelli Re 2021, 7/31/25	16,237
500,000(n) +	Torricelli Re 2022, 6/30/28	7,452
750,000(d)(n) +	Torricelli Re 2023, 6/30/29	834,645
500,000(d)(n) +	Viribus Re 2018, 12/31/24	—
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
212,306(d)(n) +	Viribus Re 2019, 12/31/24	$ 658
240,783(d)(n) +	Viribus Re 2020, 12/31/23	7,994
221,888(d)(n) +	Viribus Re 2022, 12/31/27	8,143
499,829(d)(m) +	Woburn Re 2019, 12/31/24	83,681
		$10,082,772

	Total Reinsurance Sidecars	$ 10,385,527

	Total Insurance-Linked Securities (Cost $26,305,777)	$ 27,278,079

Principal Amount USD ($)
Foreign Government Bonds — 1.0% of Net Assets
Angola — 0.4%
448,000	Angolan Government International Bond, 8.250%, 5/9/28 (144A)	$ 378,560
	Total Angola	$ 378,560

Ghana — 0.4%
320,000(c)	Ghana Government International Bond, 7.875%, 2/11/35 (144A)	$ 136,467
500,000(c)	Ghana Government International Bond, 8.627%, 6/16/49	206,325
	Total Ghana	$ 342,792

Ukraine — 0.2%
750,000(c)	Ukraine Government International Bond, 8.994%, 2/1/26 (144A)	$ 228,900
	Total Ukraine	$ 228,900

	Total Foreign Government Bonds (Cost $2,022,419)	$ 950,252

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Shares		Value
SHORT TERM INVESTMENTS — 1.3% of Net Assets
Open-End Fund — 1.3%
1,206,672(o)	Dreyfus Government Cash Management, Institutional Shares, 5.23%	$ 1,206,672
$ 1,206,672

	TOTAL SHORT TERM INVESTMENTS (Cost $1,206,672)	$ 1,206,672

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
Over The Counter (OTC) Currency Put Option Purchased — 0.0% †
1,350,000	Put EUR Call USD	Goldman Sachs & Co.	EUR 28,531	EUR 1.02	11/28/23	$ 302
	Total Over The Counter (OTC) Currency Put Option Purchased (Premiums paid $ 28,531)					$ 302

	TOTAL OPTIONS PURCHASED (Premiums paid $ 28,531)					$ 302

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 143.3% (Cost $153,423,703)					$137,726,407
Over The Counter (OTC) Currency Call Option Written — (0.0)% †
(1,350,000)	Call EUR Put USD	Citibank NA	EUR 28,531	EUR 1.10	11/28/23	$ (241)
	Total Over The Counter (OTC) Currency Call Option Written (Premiums received $28,531)					$ (241)

	OTHER ASSETS AND LIABILITIES — (43.3)%					$ (41,588,521)
	net assets — 100.0%					$ 96,137,645

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $104,527,372, or 108.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2023.
(b)	This term loan will settle after October 31, 2023, at which time the interest rate will be determined.
(c)	Security is in default.
(d)	Non-income producing security.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2023.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(h)	Security is priced as a unit.
(i)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at October 31, 2023.
(l)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(m)	Issued as participation notes.
(n)	Issued as preference shares.
(o)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2023.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	4/12/2023	$ 250,000	$ 250,675
Alturas Re 2020-3	8/3/2020	—	—
Alturas Re 2021-2	2/16/2021	22,989	—
Alturas Re 2021-3	8/16/2021	39,872	18,654
Alturas Re 2022-2	1/18/2022	81,133	85,664
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Amaranth Re 2023	1/27/2023	$ 208,962	$ 252,500
Aquila Re	5/10/2023	250,000	255,725
Aquila Re	5/10/2023	250,000	260,625
Atlas Capital	5/17/2023	250,000	252,700
Ballybunion Re 2020	12/31/2019	17,156	28,244
Ballybunion Re 2021-3	8/2/2021	2,102	2,236
Ballybunion Re 2022	3/9/2022	423	5,019
Ballybunion Re 2022-2	8/9/2022	250,000	253,877
Ballybunion Re 2022-3	8/9/2022	97,898	101,286
Ballybunion Re 2023	3/21/2023	264,416	289,535
Bantry Re 2021	1/11/2021	8,143	1,000
Bantry Re 2022	2/2/2022	—	17,311
Bantry Re 2023	1/12/2023	1,000,000	1,190,000
Berwick Re 2019-1	12/31/2018	134,801	179,936
Berwick Re 2020-1	9/24/2020	—	99
Berwick Re 2022	12/31/2021	13,409	14,460
Berwick Re 2023	2/1/2023	921,704	1,110,000
Bonanza Re	1/6/2023	250,000	252,250
Bonanza Re	7/25/2023	213,611	238,000
Brotherhood Re	1/22/2018	39,767	—
Caelus Re V	4/27/2017	400,000	32,000
Cape Lookout Re	3/9/2021	250,000	248,750
Cape Lookout Re	3/16/2022	250,000	243,750
Cape Lookout Re	4/14/2023	250,000	255,075
Carnoustie Re 2020	7/16/2020	6,309	28,832
Carnoustie Re 2023	3/22/2023	226,387	264,873
Citrus Re	4/27/2023	250,000	252,150
Citrus Re	4/27/2023	250,000	255,850
Cypress Re 2017	1/24/2017	2,185	65
Dartmouth Re 2018	1/18/2018	159,773	69,360
Dartmouth Re 2021	1/19/2021	11,466	30,991
Eccleston Re 2023	7/13/2023	500,000	595,000
Eden Re II	12/23/2019	57,847	27,300
Eden Re II	1/25/2021	39,921	7,659
Eden Re II	1/21/2022	69,182	52,182
Eden Re II	1/17/2023	300,000	344,550
FloodSmart Re	2/8/2022	249,364	249,750
FloodSmart Re	2/14/2022	250,000	246,975
FloodSmart Re	2/23/2023	250,000	255,350
Four Lakes Re	11/5/2020	250,000	246,750
Four Lakes Re	11/5/2020	250,000	250,375
Gamboge Re	4/20/2023	422,595	482,500
Gateway Re	2/3/2023	250,000	263,925
Gateway Re II	4/13/2023	250,000	254,725
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Restricted Securities	Acquisition date	Cost	Value
Gleneagles Re 2021	1/13/2021	$ 4,575	$ 25
Gleneagles Re 2022	1/18/2022	115,769	123,581
Gullane Re 2018	3/26/2018	—	50,018
Gullane Re 2023	1/10/2023	1,000,000	1,210,000
Harambee Re 2018	12/19/2017	21,232	—
Harambee Re 2019	12/20/2018	—	1,300
Harambee Re 2020	2/27/2020	—	7,750
Integrity Re	5/9/2022	250,000	225,000
Integrity Re	3/23/2023	250,000	263,475
International Bank for Reconstruction & Development	7/19/2021	250,000	250,375
Isosceles Re	8/7/2023	234,356	249,425
Isosceles Re 2023	8/7/2023	355,706	374,362
Kilimanjaro III Re	4/8/2021	250,000	244,125
Kilimanjaro III Re	4/8/2021	250,000	239,625
Lightning Re	3/20/2023	250,000	262,200
Limestone Re 2019-2B	6/20/2018	230	229
Lion Rock Re 2020	12/30/2019	—	—
Lion Rock Re 2021	3/1/2021	102,134	47,350
Lorenz Re 2019	6/26/2019	83,037	4,890
Matterhorn Re	12/15/2021	250,000	230,600
Matterhorn Re	3/10/2022	500,000	497,000
Merion Re 2018-2	12/28/2017	—	24,992
Merion Re 2021-2	12/28/2020	136,047	98,250
Merion Re 2022-2	3/1/2022	363,953	345,068
Merion Re 2023-1	1/11/2023	441,808	522,000
Merna Re II	4/5/2023	250,000	260,375
Mona Lisa Re	12/30/2022	250,000	267,500
Mystic Re IV	6/9/2021	500,000	490,200
Mystic Re IV	10/26/2021	249,259	242,125
Oakmont Re 2020	12/3/2020	—	—
Oakmont Re 2022	5/9/2022	172,533	235,879
Old Head Re 2022	1/6/2022	188,288	125,000
Old Head Re 2023	1/11/2023	168,991	245,000
Pangaea Re 2023-1	1/23/2023	1,000,000	1,190,000
Pangaea Re 2023-3	7/5/2023	250,000	277,500
Phoenix 3 Re 2023-3	12/21/2020	224,140	275,325
Porthcawl Re 2023	1/23/2023	197,811	250,000
Portrush Re 2017	6/12/2017	575,239	75
Portsalon Re 2022	7/15/2022	202,158	229,230
Purple Re	4/6/2023	250,000	252,250
Queen Street Re	5/12/2023	500,000	512,050
Residential Re	11/5/2019	250,000	249,500
Residential Re	11/22/2022	375,000	378,375
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Residential Re	10/28/2021	$ 500,000	$ 480,750
Resilience Re	2/8/2017	339	—
Sanders Re	5/24/2023	500,000	514,300
Sanders Re III	3/24/2023	250,000	246,325
Sector Re V	4/23/2019	135,839	103,180
Sector Re V	12/4/2019	347	43,655
Sector Re V	12/6/2021	—	70,053
Sector Re V	1/5/2022	—	21,016
Sector Re V	12/30/2022	500,000	620,350
Solomon Re	6/12/2023	250,000	254,450
Sovcombank Via SovCom Capital DAC		865,000	31,248
Stabilitas Re	6/7/2023	250,000	255,375
Sussex Re 2020-1	1/21/2020	—	619
Sussex Re 2021-1	1/26/2021	—	925
Sussex Re 2022	1/5/2022	—	36,500
Sutter Re	6/6/2023	250,000	251,875
Thopas Re 2019	2/13/2019	—	4,326
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	1/22/2021	—	4,025
Thopas Re 2022	2/15/2022	—	—
Thopas Re 2023	2/13/2023	766,025	928,499
Topanga Re	10/5/2023	226,091	227,500
Torrey Pines Re	5/18/2023	300,000	302,490
Torricelli Re 2021	7/2/2021	—	16,237
Torricelli Re 2022	7/26/2022	—	7,452
Torricelli Re 2023	7/19/2023	750,000	834,645
Ursa Re	4/12/2023	250,000	252,100
Viribus Re 2018	12/22/2017	10,559	—
Viribus Re 2019	3/25/2019	—	658
Viribus Re 2020	3/12/2020	24,541	7,994
Viribus Re 2022	4/18/2022	—	8,143
Vitality Re XI	1/23/2020	250,000	249,500
Walton Health Re 2019	7/18/2019	74,547	130,396
Walton Health Re 2022	7/13/2022	12,439	48,003
White Heron Re	8/30/2023	464,951	502,500
Woburn Re 2019	1/30/2019	66,418	83,681
Total Restricted Securities			$27,309,327
% of Net assets			28.4%
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	191,000	USD	207,868	Brown Brothers Harriman & Co.	11/21/23	$(5,592)
USD	380,974	GBP	310,000	Brown Brothers Harriman & Co.	12/14/23	4,055
EUR	2,370,000	USD	2,517,651	HSBC Bank USA NA	12/18/23	(4,240)
USD	5,194,667	EUR	4,890,000	State Street Bank & Trust Co.	1/24/24	(436)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (6,213)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the six months ended October 31, 2023, aggregated $24,477,732 and $19,823,727, respectively.
At October 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $154,558,393 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 5,822,971
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(22,661,411)
Net unrealized depreciation	$(16,838,440)
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(unaudited) (continued)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 4,683,832	$ —	$ 4,683,832
Common Stocks
Household Durables	64	—	—	64
Oil, Gas & Consumable Fuels	42	111	—	153
Passenger Airlines	—	—	301,589	301,589
Asset Backed Securities	—	3,537,349	—	3,537,349
Collateralized Mortgage Obligations	—	2,710,114	—	2,710,114
Commercial Mortgage-Backed Securities	—	9,960,139	—	9,960,139
Convertible Corporate Bonds	—	2,165,125	—	2,165,125
Corporate Bonds	—	84,371,966	—	84,371,966
Preferred Stock
Capital Markets	32,521	—	—	32,521
All Other Preferred Stock	—	525,889	—	525,889
Right/Warrant	2,361	—	—	2,361
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	—	—	1,162,697	1,162,697
Multiperil – Worldwide	—	—	1,902,774	1,902,774
Windstorm – Florida	—	—	75	75
Windstorm – North Carolina	—	—	623,787	623,787
Windstorm – U.S.	—	—	502,500	502,500
Windstorm – U.S. Regional	—	—	235,879	235,879
Reinsurance Sidecars
Multiperil – U.S.	—	—	302,755	302,755
Multiperil – U.S. Regional	—	—	—*	—*
Multiperil – Worldwide	—	—	10,082,772	10,082,772
All Other Insurance-Linked Securities	—	12,464,840	—	12,464,840
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$ —	$ 950,252	$ —	$ 950,252
Open-End Fund	1,206,672	—	—	1,206,672
Over The Counter (OTC) Currency Put Option Purchased	—	302	—	302
Total Investments in Securities	$ 1,241,660	$121,369,919	$ 15,114,828	$137,726,407
Other Financial Instruments
Credit Agreement (a)	$ —	$ (43,325,000)	$ —	$ (43,325,000)
Over The Counter (OTC) Currency Call Option Written	—	(241)	—	(241)
Net unrealized depreciation on forward foreign currency exchange contracts	—	(6,213)	—	(6,213)
Total Other Financial Instruments	$ —	$ (43,331,454)	$ —	$ (43,331,454)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
*	Securities valued at $0.
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
	Common Stocks	Insurance- Linked Securities	Total
Balance as of 4/30/23	$ 268,817	$ 12,206,359	$ 12,475,176
Realized gain (loss) (1)	—	(221,134)	(221,134)
Changed in unrealized appreciation (depreciation) (2)	32,772	1,468,304	1,501,076
Return of capital	—	(1,157,967)	(1,157,967)
Purchases	—	3,168,800	3,168,800
Sales	—	(651,123)	(651,123)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 10/31/23	$301,589	$14,813,239	$15,114,828
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended October 31, 2023, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2023:	$1,355,920
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Statement of Assets and Liabilities  |  10/31/23
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $153,423,703)	$137,726,407
Foreign currencies, at value (cost $109,112)	108,277
Unrealized appreciation on forward foreign currency exchange contracts	4,055
Receivables —
Investment securities sold	1,180,000
Dividends	16,630
Interest	2,164,047
Other assets	1,906
Total assets	$141,201,322
LIABILITIES:
Payables —
Credit agreement	$ 43,325,000
Investment securities purchased	1,571,181
Directors' fees	1,042
Interest expense	30,770
Due to custodian	4,076
Written options outstanding (net premiums received $28,531)	241
Unrealized depreciation on forward foreign currency exchange contracts	10,268
Reserve for repatriation taxes	957
Management fees	16,176
Administrative expenses	11,987
Accrued expenses	91,979
Total liabilities	$ 45,063,677
NET ASSETS:
Paid-in capital	$170,531,878
Distributable earnings (loss)	(74,394,233)
Net assets	$ 96,137,645
NET ASSET VALUE PER SHARE:
No par value
Based on $96,137,645/8,334,759 shares	$ 11.53
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Statement of Operations
(unaudited)

FOR THE SIX MONTHS ENDED 10/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $(5,531))	$ 6,383,119
Dividends from unaffiliated issuers	219,683
Total Investment Income		$ 6,602,802
EXPENSES:
Management fees	$ 602,653
Administrative expenses	23,660
Transfer agent fees	7,247
Stockholder communications expense	22,898
Custodian fees	926
Professional fees	88,476
Printing expense	8,305
Officers' and Directors' fees	4,992
Insurance expense	1,850
Interest expense	1,365,700
Miscellaneous	59,126
Total expenses		$ 2,185,833
Net investment income		$ 4,416,969
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(2,611,312)
Forward foreign currency exchange contracts	164,541
Other assets and liabilities denominated in foreign currencies	(2,544)	$ (2,449,315)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 898,957
Forward foreign currency exchange contracts	(33,001)
Written options	43,030
Other assets and liabilities denominated in foreign currencies	(8,412)	$ 900,574
Net realized and unrealized gain (loss) on investments		$(1,548,741)
Net increase in net assets resulting from operations		$ 2,868,228
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Statements of Changes in Net Assets
	Six Months Ended 10/31/23 (unaudited)	Year Ended 4/30/23
FROM OPERATIONS:
Net investment income (loss)	$ 4,416,969	$ 9,418,039
Net realized gain (loss) on investments	(2,449,315)	(6,017,114)
Change in net unrealized appreciation (depreciation) on investments	900,574	(8,811,258)
Net increase (decrease) in net assets resulting from operations	$ 2,868,228	$ (5,410,333)
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income
($0.54 and $1.16 per share, respectively)	$ (4,500,770)	$ (9,645,645)
Tax return of capital
($— and $0.04 per share, respectively)	$ —	$ (356,066)
Total distributions to stockholders	$ (4,500,770)	$ (10,001,711)
Net decrease in net assets	$ (1,632,542)	$ (15,412,044)
NET ASSETS:
Beginning of period	$97,770,187	$113,182,231
End of period	$96,137,645	$ 97,770,187
The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 10/31/23
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$ 2,868,228
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(22,905,169)
Proceeds from disposition and maturity of investment securities	18,603,677
Net sales of short term investments	3,363,156
Net accretion and amortization of discount/premium on investment securities	(126,395)
Net realized loss on investments in unaffiliated issuers	2,611,312
Change in unrealized appreciation on investments in unaffiliated issuers	(898,957)
Change in unrealized depreciation on forward foreign currency exchange contracts	33,001
Change in unrealized appreciation on written options	(43,030)
Increase in dividends receivable	689
Increase in interest receivable	(60,712)
Decrease in distributions paid in advance	750,128
Increase in other assets	(1,855)
Decrease in management fees payable	(127)
Increase in directors' fees payable	397
Increase in administrative expenses payable	1,596
Decrease in accrued expenses payable	(29,683)
Net cash, restricted cash and foreign currencies from operating activities	$ 4,166,256
Cash Flows Used In Financing Activities:
Borrowings received	750,000
Increase in custodian fees payable	4,076
Increase in interest expense payable	6,674
Distributions to stockholders	(5,250,898)
Net cash flows used in financing activities	$ (4,490,148)
NET INCREASE (DECREASE) IN CASH, RESTRICTED CASH AND FOREIGN CURRENCIES	$ (323,892)
Cash and Foreign Currencies:
Beginning of period*	$ 432,169
End of period*	$ 108,277
Cash Flow Information:
Cash paid for interest	$ 1,359,026
*	The following table provides a reconciliation of cash and foreign currencies reported in the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months Ended 10/31/23	Year Ended 4/30/23
Cash	$ —	$ 8,348
Foreign currenices, at value	108,277	423,821
Total cash and foreign currencies shown in the Statement of Cash Flows	$108,277	$432,169
The accompanying notes are an integral part of these financial statements
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Financial Highlights

	Six Months Ended 10/31/23 (unaudited)	Year Ended 4/30/23	Year Ended 4/30/22	Year Ended 4/30/21	Year Ended 4/30/20	Year Ended 4/30/19
Per Share Operating Performance
Net asset value, beginning of period	$ 11.73	$ 13.58	$ 15.67	$ 12.60	$ 16.18	$ 17.09
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.53	$ 1.13	$ 1.28	$ 1.25	$ 1.19	$ 1.21
Net realized and unrealized gain (loss) on investments	(0.19)	(1.78)	(2.05)	3.16	(3.59)	(0.98)
Net increase (decrease) from investment operations	$ 0.34	$ (0.65)	$ (0.77)	$ 4.41	$ (2.40)	$ 0.23
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$ (0.54)*	$ (1.16)*	$ (1.32)*	$ (1.34)*	$ (1.18)*	$ (1.14)*
Tax return of capital	—	(0.04)	—	—	—	—
Total distributions	$ (0.54)	$ (1.20)	$ (1.32)	$ (1.34)	$ (1.18)	$ (1.14)
Net increase (decrease) in net asset value	$ (0.20)	$ (1.85)	$ (2.09)	$ 3.07	$ (3.58)	$ (0.91)
Net asset value, end of period	$ 11.53	$ 11.73	$ 13.58	$ 15.67	$ 12.60	$ 16.18
Market value end of period	$ 9.93	$ 10.02	$ 12.30	$ 14.95	$ 10.99	$ 14.39
Total return at net asset value(b)	3.71%(c)	(3.46)%	(5.19)%	37.08%	(15.21)%	2.58%
Total return at market value(b)	4.47%(c)	(8.96)%	(9.99)%	49.94%	(16.84)%	3.95%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(d)	4.44%(e)	3.42%	2.11%	2.06%	2.88%	2.95%
Net investment income available to stockholders	8.96%(e)	9.39%	8.42%	8.49%	7.64%	7.37%
Portfolio turnover rate	14%(c)	25%	46%	57%	52%	37%
Net assets, end of period (in thousands)	$96,138	$97,770	$113,182	$130,594	$104,985	$134,853
Total amount of debt outstanding (in thousands)	$43,325	$42,575	$ 54,950	$ 61,000	$ 45,000	$ 61,000
Asset coverage per $1,000 of indebtedness	$ 3,219	$ 3,296	$ 3,060	$ 3,141	$ 3,333	$ 3,211
*	The amount of distributions made to stockholders during the year were in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV’). A portion of the accumulated net investment income was distributed to stockholders during the period. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Includes interest expense of 2.77%, 1.83%, 0.52%, 0.46%, 1.35% and 1.48%, respectively.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements  |  10/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Diversified High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2007. Prior to commencing operations on May 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has
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appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

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Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer
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quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

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Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its stockholders. Therefore, no provision for federal income taxes is required. As of October 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to stockholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial
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statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$ 9,645,645
Tax return of capital	356,066
Total	$10,001,711
The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$ (54,264,137)
Other book/tax temporary differences	(750,128)
Net unrealized depreciation	(17,747,426)
Total	$(72,761,691)
The difference between book basis and tax basis unrealized depreciation is primarily attributable to the mark to market on forward foreign currency exchange contracts, the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and the book/tax differences in the accrual of income on securities in default, trust preferred securities, adjustments relating to insurance-linked securities and the premium amortization on callable bonds.
E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could

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adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
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For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund invests in below-investment grade (“high yield”) debt securities, floating rate loans and insurance-linked securities. The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any,

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securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund's investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
The Fund invest in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.G.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults,
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the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies

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and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poo
r property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
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With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to effect share purchases or sales or receive distributions, loss of or unauthorized access to private stockholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2023 are listed in the Schedule of Investments.
G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or

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dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or
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index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended October 31, 2023 was $1,881. Open purchased options contracts at October 31, 2023 are listed in the Schedule of Investments.
I.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The

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Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended October 31, 2023 was $(23,367). Open written options contracts at October 31, 2023 are listed in the Schedule of Investments.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the six months ended October 31, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended October 31, 2023, was $2,962,061 and $5,903,033 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2023 are listed in the Schedule of Investments.
K.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Equiniti Trust Company, the agent for stockholders in administering the Plan (the “Plan Agent”), in writing prior to any
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dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder’s shares are held in the name of a brokerage firm, bank or other nominee, the stockholder can ask the firm or nominee to participate in the Plan on the stockholder’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A firm or nominee may reinvest a stockholder’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve stockholders from any federal, state or local taxes which may be due on dividends paid in any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
L.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. For the six

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months ended October 31, 2023, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.85% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2023, the management fee was 0.85% of the Fund’s average daily managed assets, which was equivalent to 1.23% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $16,176 in management fees payable to the Adviser at October 31, 2023.
3. Compensation of Officers and Directors
The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended October 31, 2023, the Fund paid $4,992 in Officers' and Directors' compensation, which is reflected on the Statement of Operations as Officers' and Directors' fees. At October 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Directors' fees of $1,042 and a payable for administrative expenses of $11,987, which includes the payable for Officers' compensation.
4. Transfer Agent
Equiniti Trust Company, LLC ("EQ"), formerly known as American Stock Transfer & Trust Company, serves as the transfer agent with respect to the Fund’s common shares. The Fund pays EQ an annual fee as is agreed to from time to time by the Fund and EQ for providing such services.
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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings and outgoing phone calls.
5. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”.

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Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2023.
Counterparty	Derivative Liabilities Subject to Master Netting Agreement (a)	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Brown Brothers Harriman & Co.	$4,055	$ (4,055)	$ —	$ —	$ —
Citibank NA	—	—	—	—	—
Goldman Sachs & Co.	302	—	—	—	302
HSBC Bank USA NA	—	—	—	—	—
State Street Bank & Trust Co.	—	—	—	—	—
Total	$4,357	$(4,055)	$—	$—	$302
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Brown Brothers Harriman & Co.	$ 5,592	$ (4,055)	$ —	$ —	$1,537
Citibank NA	241	—	—	—	241
Goldman Sachs & Co.	—	—	—	—	—
HSBC Bank USA NA	4,240	—	—	—	4,240
State Street Bank & Trust Co.	436	—	—	—	436
Total	$10,509	$(4,055)	$—	$—	$6,454
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
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Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Options purchased*	$ —	$ —	$ 302	$ —	$ —
Unrealized appreciation on forward foreign currency exchange contracts	—	—	4,055	—	—
Total Value	$—	$—	$ 4,357	$—	$—
Liabilities
Options written	$ —	$ —	$ 241	$ —	$ —
Unrealized depreciation on forward foreign currency exchange contracts	—	—	10,268	—	—
Total Value	$—	$—	$ 10,509	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2023 was as follows:
Statement of Operations / Statement of Cash Flows	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$164,541	$ —	$ —
Total Value	$—	$—	$164,541	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ (33,001)	$ —	$ —
Options purchased	—	—	(3,942)	—	—
Options written	—	—	43,030	—	—
Total Value	$—	$—	$ 6,087	$—	$—
7. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized. Transactions in common shares for the six months ended October 31, 2023 and the year ended April 30, 2023 were as follows:
	10/31/23	4/30/23
Shares outstanding at beginning of period	8,334,759	8,334,759
Shares outstanding at end of period	8,334,759	8,334,759
8. Credit Agreement
The Fund has entered into a Revolving Credit Facility (the “Credit Agreement”) with the Bank of Scotia. There is a $68,000,000 borrowing limit.
At October 31, 2023, the Fund had a borrowing outstanding under the Credit Agreement totaling $43,325,000. The interest rate charged at October 31, 2023 was 6.40%. During the six months ended October 31, 2023, the average daily balance was $43,000,272 at an average interest rate of 6.21%.
Interest expense of $1,365,700 in connection with the Credit Agreement is included on the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank
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loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
The Credit Agreement renews on a daily basis in perpetuity. The bank or Fund may, at any time, deliver a termination notice, which becomes effective 179 days after its date of delivery.
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of October 31, 2023, the Fund had no unfunded loan commitments outstanding.
10. Subsequent Events
A monthly distribution was declared on November 3, 2023 of $0.0900 per share payable November 30, 2023, to stockholders of record on November 16, 2023.

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Additional Information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
Results of Annual Meeting of Stockholders
The Annual Meeting of Stockholders of Pioneer Diversified High Income Fund, Inc. was held on September 12, 2023.  Following is a description of the proposal considered at the Meeting and the number of shares of Common Stock voted:
Proposal - To elect three Class I Directors of the Fund, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:
Nominee	Votes For	Votes Against	Votes Abstained
Diane Durnin	4,514,972	1,409,279	127,172
Benjamin M. Friedman	4,552,145	1,382,753	116,525
Kenneth J. Taubes	4,595,272	1,341,232	114,921
Each of Ms. Durnin, Dr. Friedman and Mr. Taubes received a majority of all of the votes entitled to be cast with respect to his or her election by the stockholders of the Fund, and was elected as a Director of the Fund.
In addition to Ms. Durnin, Dr. Friedman and Mr. Taubes, the other Directors of the Fund at the time of the Annual Meeting, John E. Baumgardner, Jr., Lisa M. Jones, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna, Marguerite A. Piret and Fred J. Ricciardi, continue to serve as Directors of the Fund.
Anti-takeover provisions.
The Fund's Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund's ability to achieve its primary investment objective of seeking to provide its common stockholders with a high level of current income. These provisions include staggered terms of service for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction. The Fund's Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act ("MCSAA"). Such provisions may limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however,
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that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term stockholders. Furthermore, the law is uncertain on the use of control share provisions. Certain courts have found that control share provisions in the by-laws of closed-end funds are inconsistent with the 1940 Act. It is possible that a court could decide that the Fund's decision to opt in to the MCSAA is inconsistent with the 1940 Act.
Exclusive forum provisions.  The Fund's Bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Fund's stockholders and provide that claims relating to causes of action under the United States federal securities laws may only be brought in the United States District Court for the District of Maryland, Northern Division, which could limit stockholders' ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or the Fund's agents, if any, and could discourage lawsuits against the Fund and its directors, officers and agents, if any.
The Fund's Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund's behalf (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of the Fund's directors, officers or other agents to the Fund or to the Fund's stockholders, (d) any action asserting a claim against the Fund or any of the Fund's directors, officers or other agents arising pursuant to any provision of the MGCL or the Fund's Charter or Bylaws or (e) any other action asserting a claim against the Fund or any of the Fund's directors, officers or other agents that is governed by the internal affairs doctrine. Furthermore, the Fund's Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the District of Maryland, Northern Division shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the United States federal securities laws.
These exclusive forum provisions may limit the ability of the Fund's stockholders to bring a claim in a judicial forum that such stockholders find favorable for disputes with the Fund or the Fund's directors, officers, or agents, if any, which may discourage such lawsuits against the Fund and the Fund's directors, officers, and agents, if any. Alternatively, if a court were to find the choice of forum provisions contained in the Fund's Bylaws

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to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions, which could materially adversely affect the Fund's business, financial condition, and operating results.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Diversified High Income Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2023, July 2023 and September 2023. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately advised by independent counsel, unanimously approved the renewal of the investment

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management agreement for another year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services.
The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund.
In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses.
The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s stockholders.
The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year was in the second quintile (including investment-related expenses) and in the third quintile (excluding investment-related expenses), in each case relative to its Strategic Insight peer group for the comparable period.
The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund,

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Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability.
The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale.
The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.
Other Benefits.
The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion.
After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

Directors, Officers and Service Providers

Directors
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Lorraine H. Monchak
Craig C. MacKay
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
Equiniti Trust Company, LLC
Proxy Voting Policies and Procedures of the Fund
are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to stockholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Diversified High Income Fund, Inc. |
Semiannual Report
 |
10/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call Equiniti Trust Company, LLC (EQ) for:

Account Information

1-800-710-0935
Or write to EQ:

For
Write to
General inquiries, lost dividend checks,
Equiniti Trust
change of address, lost stock certificates,
Company, LLC
stock transfer
Operations Center
6201 15th Ave.
Brooklyn, NY 11219
Dividend reinvestment plan (DRIP)
Equiniti Trust
Company, LLC
Wall Street Station
P.O. Box 922
New York, NY 10269-0560
Website
 https://equiniti.com/us
For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
© 2023 Amundi Asset Management US, Inc. 21398-16-1223

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Diversified High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date January 3, 2024

*	Print the name and title of each signing officer under his or her signature.